                                                                    Exhibit 99.2

                              Attachment to Form 4

                             JOINT FILER INFORMATION

Name and Address:                                 Third Point Partners L.P.
                                                  c/o Third Point LLC
                                                  390 Park Avenue
                                                  New York, New York 10022

Date of Earliest Transaction Required
to be Reported                                    07/08/08
Issuer and Ticker Symbol:                         Baseline Oil & Gas Corp.
                                                  (BOGA)
Relationship to Issuer:                           10% Owner (4)
Designated Filer:                                 Third Point LLC

TABLE I INFORMATION

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Amount of Securities:                             7,900
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.450
Amount of Securities Beneficially Owned
Following Reported Transactions:                  7,900 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Amount of Securities:                             2,000
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.400
Amount of Securities Beneficially Owned
Following Reported Transactions:                  9,900 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             9,800
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.502
Amount of Securities Beneficially Owned
Following Reported Transactions:                  19,700 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             12,800
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.482
Amount of Securities Beneficially Owned
Following Reported Transactions:                  32,500 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             4,200
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.478
Amount of Securities Beneficially Owned
Following Reported Transactions:                  36,700 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/18/08
Transaction Code:                                 C
Amount of Securities:                             24,972,831
Securities Acquired (A) or Disposed of (D):       A
Price:                                            (2)
Amount of Securities Beneficially Owned
Following Reported Transactions:                  25,009,531 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

TABLE II INFORMATION

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/08/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $168,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  233,352
Price of Derivative Security:                     $147,840
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $3,485,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $47,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  65,283
Price of Derivative Security:                     $43,945
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $3,532,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $80,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  111,120
Price of Derivative Security:                     $80,800
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $3,612,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $1,338,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  1,858,482
Price of Derivative Security:                     $1,338,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $4,950,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $14,886,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  20,676,654
Price of Derivative Security:                     $14,886,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $19,836,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/18/08
Transaction Code:                                 C
Number of Derivative Securities Disposed of (D):  $17,979,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  24,972,831
Price of Derivative Security:                     $0 (2)
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $1,857,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a